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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 10, 2003
 ..............................................................................
                Date of Report (Date of earliest event reported)


                         Reality Wireless Networks, Inc.
................................................................................
             (Exact name of registrant as specified in its charter)

            Nevada                                       88-0422026
................................................................................
  (State or other jurisdiction      (Commission        (IRS Employer
              of incorporation)      File Number)       Identification No.)


          120 W. Campbell Ave., to Suite E, Campbell, California 95008
................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (408) 379-3822
 ..............................................................................
               Registrant's telephone number, including area code



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 27, 2003, Reality Wireless Networks, Inc., a Nevada Corporation ("Reality"), RWNT Acquisition, Inc., a Delaware Corporation ("RWNT") and Orange Soda, Inc., a Delaware Corporation ("OS") entered into an Agreement and Plan of Merger ("Merger Agreement"). Pursuant to the Merger Agreement, all of the issued and outstanding shares of OS were exchanged for certain shares of common stock of Reality. Reality also assumed, jointly and severally with OS, all of the obligations and responsibilities of OS in connection with certain convertible debentures (the "Debentures") executed by OS prior to the merger (as more fully described in the Merger Agreement attached hereto) that, by virtue of the merger, convert into 41,000,000 shares of the common stock of Reality (the "Shares"). Per the terms of the Merger Agreement, the Debentures are currently held in escrow and may be converted by the holder of the Debentures from time to time. As a result of the merger, RWNT was merged with and into OS, OS continued as the surviving corporation, and the separate corporate existence of RWNT ceased.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1. The foregoing description is qualified in its entirety by reference to the full text of
Exhibit 2.1.

Reality issued a press release on November 3, 2003, concerning the Merger Agreement, a copy of which is set forth as Exhibit 99.1 to this Current Report on Form 8-K, and which is incorporated herein by reference with respect to the matters described therein.

Subsequent to the issuance of the 41,000,000 shares in connection with the Merger Agreement, Reality will have approximately 109,074,897 shares issued and outstanding.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.


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                             OS Financial Statements

                                  BALANCE SHEET

                                October 20, 2003

ASSETS

         Cash                                                $        -0-

         TOTAL ASSETS                                        $        -0-
                                                             ============

LIABILITIES                                                         - 0 -
                                                             ------------



NET WORTH

         Common Stock
           41,001,000 shares authorized

              1,000 shares issued                            $        -0-

              Retained Earnings (Loss)                                -0-

                                                             $        -0-


         TOTAL LIABILITIES AND NET WORTH                     $        -0-
                                                             ============


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                             OS Financial Statements

                            STATEMENTS OF OPERATIONS

                                October 20, 2003

                                   Year Ended
                                OCTOBER 20, 2003

Revenues                                                $        -0-

General and Administrative Costs                                 -0-

Net Loss                                                         -0-

Net Loss per share
Weighted Average shares outstanding                              -0-



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Reality Wireless Networks, Inc.
                                           (Name of Registrant)


Date:  November 10, 2003                    /s/ Victor Romero
                                            ------------------------------------
                                            By: Victor Romero
                                            Its: President


                                INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION

2.1 Agreement and Plan of Merger among Reality Wireless Networks, Inc., RWNT Acquisition, Inc., and Orange Soda, Inc.

99.1     Press  Release  issued   November  3,  2003,  to  announce  the  Merger
         Agreement.

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